                                                                  EXHIBIT 10.22

                              AVIATION GROUP, INC.

                                AGENCY AGREEMENT


                                                                January 19, 1996



RAS Securities Corp.
2 Broadway
New York, New York 10004-2801

Gentlemen:

    Aviation Group, Inc., a Texas corporation (the "Company"), proposes to offer for sale in a private placement ("Offering"), a minimum of an aggregate of 300,000 Units and a maximum of 500,000 Units (the "Units") at a purchase price of $3.00 per Unit. Each Unit shall consist of one share (collectively the "Shares") of the Company's common stock $.01 par value per share ("Common Stock"). The Units shall be offered without registration under the Securities Act of 1933 as amended (the "Securities Act") and shall be granted certain registration rights as more fully set forth in the Offering Documents (as defined below). Units will be offered to "qualified investors" as described in the Offering Documents, on a "best efforts" basis, in accordance with Section 3(b) and/or 4(2) of the Securities Act and Rules 505 and 506 of Regulation D ("Reg D") promulgated thereunder. This is to confirm our agreement concerning your acting as our exclusive placement agent (the "Placement Agent" or "RAS") in connection with such sale of the Units.

    The Company has prepared and has delivered to the Placement Agent copies of a confidential private offering memorandum, dated January 15, 1996, relating to, among other things, the Company, the Units, and the terms of the sale of the Units. Such confidential private offering memorandum, including all exhibits thereto and documents delivered therewith, are referred to herein as the "Offering Documents" unless such confidential private offering memorandum or any such exhibits or documents shall be supplemented or amended in accordance with this Agreement, in which event the term "Offering Documents" shall refer to such confidential private offering memorandum and such exhibits and documents as so supplemented or amended from and after the time of delivery to the Placement Agent of such supplement or amendment.

    1.   Appointment of Placement Agent: The Offering

         1.1 Appointment of Placement Agent. You are hereby appointed exclusive Placement Agent of the Company during the offering period herein specified ("Offering Period") for the purpose of assisting the Company in finding qualified investors ("Subscribers"). The

Offering Period shall commence on January 15, 1996 and shall continue through 5:00 p.m. Dallas, Texas time on January 31, 1996; provided, however, that the Offering Period may be extended for an additional period not to exceed ninety
(90) days by the mutual agreement of the Company and Placement Agent without notice to any Subscriber. The Units shall be offered on a "best efforts 300,000 Units or none" basis for the Offering Period. If a minimum of 300,000 Units are not sold prior to the end of the Offering Period, the Offering will be terminated and all funds received from Subscribers will be returned, without interest and without any deduction. After 300,000 Units have been sold, the Offering will continue with respect to the remaining 200,000 Units on a "best effort" basis for the balance of the Offering Period. The day that the Offering Period terminates is hereinafter referred to as the "Termination Date." You hereby accept such agency and agree to assist the Company in finding qualified Subscribers. Your agency hereunder is not terminable by the Company except upon termination of the Offering or upon expiration of the Offering Period in accordance with the terms of this Agreement.

         1.2     Offering Documents.  The Company shall provide the
Placement Agent with a sufficient number of copies of the Offering Documents for delivery to potential Subscribers and such information, documents and instruments which the Placement Agent deems reasonably necessary to comply with the rules, regulations and judicial and administrative interpretations respecting compliance with the state and federal statutes applicable to the Offering. Each subscriber who desires to purchase Units shall be required to deliver to the Placement Agent one copy of a subscription agreement in the form annexed to the Offering Documents (a "Subscription Agreement"), including the investor questionnaire, and a check in the amount necessary to purchase the number of Units such Subscriber desires to purchase. The Placement Agent shall not have any obligation to independently verify the accuracy or completeness of any information contained in any Subscription Agreement or the authenticity, sufficiency, or validity of any check delivered by any Subscriber in payment for Units.

         1.3 Escrow Agent. The Placement Agent has established an account with Continental Stock Transfer & Trust Company (the "Bank") entitled "Aviation Group, Inc., Escrow Account" ("Account"). The Placement Agent shall deliver each check received from a Subscriber to the Bank for deposit in the Account and shall deliver a copy of the executed Subscription Agreement received from such Subscriber to the Company. Any funds collected by the Company from Subscribers shall be promptly remitted by the Company to such escrow account and the Company shall promptly forward all originally executed Subscription Agreements and related documents relating thereto to the Placement Agent. The Company shall notify the Placement Agent promptly (but no later than 5 days following the Company's receipt of copies of the executed subscription documents) of the acceptance or rejection of any subscription. It is expressly understood that the escrow requirements contained herein shall only pertain to the first 300,000 Units sold.

    2. Closing. Subject to the conditions set forth in Section 5 hereof, the initial closing date (the "Closing Date") will occur within (7) seven business days following the acceptance by the Company of subscriptions for the minimum number of 300,000 Units offered hereby or as soon thereafter as funds have cleared the banking system in the normal course of business and, in any event, will occur on or before the Termination Date. Subject to the conditions set forth in Section 5 hereof, if the minimum number of 300,000 Units have been subscribed for prior to the Termination Date, then the remaining 200,000 Units will be offered by the Placement Agent on a "best efforts" basis and will be issued on one or more additional closing dates (an "Additional Closing Date") as subscriptions are received and accepted until the earlier of the date by which all such Units have been sold or the Termination Date. Each such closing (a "Closing") shall take place at the offices of the Placement Agent in New York or at an alternate location mutually agreeable to the Company and the Placement Agent.

    3. Compensation. On each of the Closing Date and any Additional Closing Date, as the case may be, the Company shall cause to be paid to the Placement Agent by certified or official check or wire (i) a commission equal to ten percent (10%) of the purchase price of the aggregate principal amount of Units being sold on such closing date, whether solicited by the Placement Agent or not, and (ii) a non-accountable expense allowance equal to 3% of the gross proceeds of the Units being sold and delivered on such closing date, whether solicited by the Placement Agent or not, (the "expense allowance"). In addition to the foregoing commissions and expense allowance, the Company shall be responsible for the fees and expenses identified in Section 8 hereof, which shall not be deemed to be commissions or part of the expense allowance. As additional compensation, the Placement Agent shall be granted on the Closing Date, with the right of assignment in whole or in part, warrants (the "Warrants") to purchase an amount of Common Stock equal to 200,000 shares if the maximum number of shares offered in the Offering are sold, 120,000 shares if the minimum number of shares offered in the Offering are sold and a pro rata number of shares between 200,000 and 120,000 if the number of shares sold in the Offering exceed the minimum offered but are less than the maximum offered. The Warrants shall be exercisable for a three year period commencing the Termination Date and shall have an aggregate exercise price of $200,000 with the right of cashless exercise. The Common Stock underlying the Warrants ("Warrant Shares") shall be afforded the same registration rights granted the Shares pursuant to the terms of the Offering except that once registered such Warrant Shares shall not be restricted in any manner and shall bear no legend evidencing any restriction on the sale thereof.

    4. Representations and Warranties of the Company. The Company represents and warrants as follows:

         4.1 Due Incorporation and Qualification. The Company has been duly incorporated, is validly existing and is in good standing under the laws of its state of incorporation and is duly qualified as a foreign corporation (except where the failure to so qualify would not have a material adverse effect on the business of the Company) for the transaction of business and is in good standing in each jurisdiction in which the ownership or leasing of its properties or the conduct of its business requires such qualification. The Company has all requisite corporate power and authority and all necessary consents, authorizations, approvals, orders, licenses and permits of and from any governmental authority or agency or any court or other tribunal necessary to own or hold its properties and conduct its business as described in the Offering Documents.

         4.2 Authorized Capital. The Company has an authorized and outstanding capitalization as set forth in the Offering Documents, and all of the issued and outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable. None of the holders of such outstanding shares of Common Stock is subject to personal liability solely by reason of being such a holder. The offers and sales of all the Company's outstanding securities were at all relevant times either registered under the Securities Act and the applicable state securities or Blue Sky laws, or exempt from such registration.

         4.3 No Preemptive Rights: Options. There is no commitment, plan, or arrangement to issue, and no outstanding option, warrant, or other right calling for the issuance of, any share of capital stock of the Company or any security or other instrument which by its terms is convertible into, exercisable for, or exchangeable for capital stock of the Company, except as may be described in the Offering Documents. There is outstanding no security or other instrument which by its terms is convertible into or exchangeable for any class of capital stock of the Company, except as may be described in the Offering Documents. Except as described in the Offering Documents no holder of any of the Company's securities has any rights, "demands," "piggyback" or otherwise, to have such securities registered or to demand the filing of a registration statement. The Company has reserved for issuance a sufficient number of shares of Common Stock to be issued to holders of its warrants and options.

         4.4 Financial Statements: Operating Business. The Company's financial and operational history, its present condition, financial and otherwise, and its prospects are substantially as represented by the Company to the Placement Agent. The financial statements of Tri-Star Airline Services, Inc., Tri-Star Aircraft Services, Inc. and Pride Aviation, Inc. (the "Subsidiaries") included in the Offering Documents ("Financials") fairly present the financial position and results of operations of the Subsidiaries at the dates thereof and for the periods covered thereby. The Financials have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, are correct and complete and are in accordance with the books and records of the Subsidiaries. The Subsidiaries have no liabilities or obligations, contingent, direct, indirect or otherwise except (i) as set forth in the Financials (ii) as incurred in the ordinary course of business since the date of the last Financials, or (iii) as disclosed in the Offering Documents. At the present time, the Company has no assets other than its Stock in Tri-Star Airline Services, Inc. and Tri-Star Aircraft Services, Inc. and no material liabilities.

         4.5 No Material Adverse Changes. Except as otherwise stated in the Offering Documents, since the date of the Financials there has not been any change in the condition, financial or otherwise, of the Subsidiaries which could have a material adverse effect upon the operations, business, properties or assets of the Subsidiaries.

         4.6 Taxes. The Company has filed all federal tax returns and all state and municipal and local tax returns (whether relating to income, sales, franchise, withholding, real or personal property or other types of taxes) required to be filed under the laws of the United States and applicable states, and has paid in full all taxes which have become due pursuant to such returns or claimed to be due by any taxing authority or otherwise due and owing; provided, however, that the Company has not paid any tax, assessment, charge, levy or license fee that it contests in good faith and by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles.

         4.7 Finder's Fees: Other Arrangements. The Company is not obligated to pay a finder's fee to anyone in connection with the introduction of the Company to the Placement Agent or pay for any other arrangements, agreements or understanding that may affect the Placement Agent's compensation. The Company has not paid any monies or other compensation or issued any securities to any member of the National Association of Securities Dealer Inc. ("NASD") or to any affiliate or associate of such a member during the prior twelve months (except for payments to the Placement Agent hereunder).

         4.8 No Pending Actions. Except as set forth in the Offering Documents, there are no actions, suits, proceedings, claims or hearings of any kind or nature or, to the best of the knowledge and belief of the Company, any investigations or inquiries, before or by any court, governmental authority, tribunal or instrumentality (or to the best of the knowledge and judgment of the Company, any state of facts which would give rise thereto), pending or threatened against the Company, or involving the properties of the Company, which may have a material adverse effect upon the operations, business, properties, or assets of the Company. The Company is not in violation of, or in default with respect to, any law, rule, regulation, order, judgment, or decree, except as may be described in the Offering Documents or such as in the aggregate do not now have and will not in the future have a material adverse effect upon the operations, business, properties, or assets of the Company.

         4.9 Private Offering Exemption: Offering Documents. The Offering Documents conform in all material respects with the requirements of Reg D and with the requirements of all other applicable published rules and regulations of the Securities and Exchange Commission ("Commission") currently in effect relating to "private offerings." The Offering Documents, at all times during the period from the date hereof through the last Additional Closing Date do not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statement therein, in the light of the circumstances under which they were made, not misleading.

         4.10 Due Authorization. The Company has full right, power and authority to enter into this Agreement and the Warrant Agreement to be executed with respect to the Warrants in the form annexed hereto as Exhibit 4.10 (the "Warrant Agreement") and to issue the Units and to perform all of its obligations hereunder and thereunder as contemplated hereby and thereby. All necessary corporate proceedings of the Company have been duly taken to authorize the execution, delivery, and performance by the Company of this Agreement and the Warrant Agreement and the consummation of the transactions contemplated hereby and thereby. This Agreement has been duly authorized, executed, and delivered by the Company, is the legal, valid, and binding obligation of the Company, and is enforceable as to the Company in accordance with its terms (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). The Warrant Agreement has been duly authorized by the Company and, when executed and delivered by the Company, will be a legal, valid and binding obligation of the Company enforceable against it in accordance with its terms (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally and to general equitable principles). No consent, authorization, approval, order, license, certificate, or permit of or from, or registration, qualification, declaration, or filing with, any federal, state, local, foreign, or other governmental authority or any court or other tribunal is required by the Company for the execution, delivery, or performance by the Company of this Agreement or the Warrant Agreement, or the consummation of the transactions contemplated hereby and thereby, except the filing of a Notice of Sales of Securities on Form D pursuant to Regulation D and such consents, authorizations, approvals, registrations, and qualifications as may be required under securities or "blue sky" laws in connection with the issuance, sale, and delivery of the Units or the Warrant Shares pursuant to this Agreement. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding to which the Company is a party, or to which any of its properties or assets are subject, is required for the execution, delivery, or performance of this Agreement or the Warrant Agreement, or the consummation of the transactions contemplated hereby or thereby; which has not been or will not be obtained prior to the Closing or any Additional Closing, if any, and the execution, delivery, and performance of this Agreement and the Warrant Agreement, and the consummation of the transactions contemplated hereby and thereby, will not violate, result in breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, (except for any such violation, breach or conflict which has been properly waived thereunder) or violate or result in breach of any term of the certificate of incorporation or by-laws of the Company, or violate, result in breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Company or to which any of its operations, businesses, properties, or assets are subject.

         4.11 Valid Issuances. The Common Stock, and the Warrant Shares conform to all statements relating thereto contained in the Offering Documents. The Shares, when issued and delivered to the Subscribers therefor pursuant to the terms of this Agreement and the Subscription Agreements and the Warrant Shares, when issued and delivered pursuant to the terms of the Warrant Agreement, shall be duly authorized, validly issued, fully paid, and nonassessable, and shall not have been issued in violation of any preemptive rights set forth in the Company's charter or any agreement to which the Company is a party.

         4.12 No Subsequent Actions. Subsequent to the dates as of which information is given in the Offering Documents, and except as may otherwise be properly described in the Offering Documents, the Company has not (A) issued any securities, or incurred any liability or obligation, primary or contingent, for borrowed money, (B) entered into any transaction not in the ordinary course of business, or (C) declared or paid any dividend on its capital stock.

         4.13 No Anti-Dilution Adjustment. The issuance of the Shares or the Warrant Shares issuable upon the exercise of the Warrants will not give any holder of any of the Company's outstanding options, warrants or other convertible securities or rights to purchase shares of the Company's Common Stock, the right to purchase any additional shares of Common Stock and/or the right to purchase Common Stock at a reduced price.

         4.14 No Regulatory Problems. The Company (i) has not filed a registration statement which is the subject of any proceeding or examination under Section 8 of the Securities Act, or is the subject to any refusal order to stop order thereunder; (ii) is not subject to any pending proceeding under Rule 261 of the Securities Act any similar rule adopted under Section 3(b) of the Securities Act, or to an order entered thereunder; (iii) has not been convicted of any felony or misdemeanor in connection with the purchase or sale of any security or involving the making of any false filing the with the Commission; (iv) is not subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary restraining or enjoining, and is not subject to any order, judgment, or decree of any court of competent jurisdiction, permanently restraining or enjoining, the Company from engaging in or continuing any conduct or practice in connection with the purchase or sale of any security or involving the making of any false filing with the Commission; and (v) is not subject to a United States Postal Service false representation order entered unto Section 3005 of Title 39, United States Code; or a temporary restraining order or preliminary injunction entered under
Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code. None of the Company's directors, officers, or beneficial owners of ten percent or more of any class of its equity securities (i) has been convicted of any felony or misdemeanor in connection with the purchase or sale of any security, involving the making of a false filing with the Commission, or arising out of the conduct of the business of an underwriter, broker, dealer, municipal securities dealer, or investment advisor; (ii) is subject to any order, judgment, or decree of any court of competent jurisdiction temporarily or preliminary enjoining or restraining, or is subject to any order, judgment, or decree of any court of competent jurisdiction, permanently enjoining or restraining such person from engaging in continuing any conduct or practice in connection with the purchase or sale of any security, or the involving of making a false filing with the Commission entered pursuant to Section 15(b), 15B(a), or 15B(c) of the Securities Exchange Act of 1934 ("1934 Act"), or is subject to an order of the Commission entered pursuant to Section 203(e) or (f) of the Investment Advisers Act of 1940; (iv) has been suspended or expelled from membership in, or suspended or barred from association with a member of, an exchange registered as a national securities exchange pursuant to Section 6 of the 1934 Act, an association registered as a national securities association under Section 15A of the 1934 Act, or a Canadian securities exchange or association for any act or omission to act constituting conduct inconsistent with just and equitable principles of trade; or (v) is subject to a United States Postal Service false representation order entered under Section 3005 of Title 39, United States Code; or is subject to a restraining order or preliminary injunction entered under Section 3007 of Title 39, United States Code, with respect to conduct alleged to have violated Section 3005 of Title 39, United States Code.

         4.15 No Defaults: Violations. Except as described in the Offering Documents, no default exists in the due performance and observance by the Company of any term, covenant or condition of any material license, contract, indenture, mortgage, deed of trust, note, loan or credit agreement, or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company is a party or by which the Company may be bound or to which any of properties or assets of the Company is subject. The Company is not in violation of any term or provision of its Certificate of Incorporation or Bylaws or in violation of any franchise, license, permit, applicable law, rule, regulation, judgment or decree or any governmental agency or court, domestic or foreign, having jurisdiction over the Company or any of its properties or business, except as described in the Offering Documents or where such violation has no material adverse effect on the business, operations, financial condition and assets of the Company.

         4.16 Conduct of Business. The Company has all requisite corporate power and authority, and has all necessary authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own or lease properties and conduct its business as described in the Offering Documents, and the Company is and has been doing business in compliance with all such material authorizations, approvals, orders, licenses, certificates and permits and all federal, state and local laws, rules and regulations.

         4.17 Title Property: Insurance. The Company has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property (tangible and intangible) owned or leased by it, free and clear of all liens, encumbrances, claims security interests, defects and restrictions of any material nature whatsoever, other than those set forth in the Offering Documents, and liens for taxes not yet due and payable. The Company has adequately insured its properties against loss or damage by fire or other casualty.

         4.18 Intangibles. The Company owns or possesses the requisite licenses or rights to use all trademarks, service marks, service names, trade names, patients, patent applications, copyrights and other rights (collectively, "Intangibles") described as used or owned by it in the Offering Documents. Except as set forth in the Offering Documents, there is no pending or threatened claim or action by any person pertaining to, or which challenges the exclusive right of the Company with respect to any Intangibles used in the conduct of the Company's business. The Intangibles and the Company's current, products services and processes do not infringe on any intangibles rights held by any third party. To the best of the Company's knowledge, no others have infringed upon the Intangibles of the Company.

    5. Representation and Warranties of the Placement Agent. The Placement Agent represents and warrants as follows:

             (a) The Placement Agent is duly incorporated and validly existing and in good standing under the laws of its state of incorporation.

             (b) The Placement Agent is a member in good standing of the NASD and duly registered under the 1934 Act.

             (c) Offers and sales of Units by the Placement Agent will only be made in such jurisdictions in which the Placement Agent is a registered broker-dealer or where an applicable exemption from such registration exists.

             (d) The Placement Agent has not prior to the date hereof offered or sold, nor will it offer or sell, any Units to any investor which it did not or does not have reasonable grounds to believe, was or is an "accredited investor".

    6. Conditions of Placement Agent's Obligations. The obligations of the Placement Agent pursuant to this Agreement shall be subject, in its discretion, to the continuing accuracy of the representations and warranties of the Company contained herein and in each certificate and document contemplated under this Agreement to be delivered to the Placement Agent, as of the date hereof and as of the Closing Date (and, if applicable, each Additional Closing Date), to the performance by the Company of its obligations hereunder, and to the following conditions:

             (a) At the Closing and each Additional Closing, as the case may be, the Placement Agent shall have received the favorable opinion of Bracewell & Patterson, L.L.P., counsel for the Company, dated the date of delivery, addressed to the Placement Agent, substantially to the effect that:

                 (i) The Company has been duly organized and is validly existing and in good standing under the corporate laws of the jurisdiction of its incorporation, has the requisite corporate power and authority necessary to own or hold its properties and conducts its business as described on the Offering Documents and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the failure to be so qualified might have a materially adverse impact upon the Company;

                 (ii) The Company has full corporate right, power and authority to enter into this Agreement and the Warrant Agreement and to perform all of its obligations hereunder and thereunder or contemplated hereby and thereby; the Company has full corporate right, power and authority to issue, sell and deliver the Units; this Agreement and the Warrant Agreement have been duly authorized, executed and delivered by the Company and are valid and binding obligations of the Company, enforceable in accordance with their terms;

                 (iii) The Company has an authorized and, to counsel's knowledge, outstanding stock capitalization as set forth in the Offering Documents and all of the issued and outstanding shares of the Common Stock and the warrants and options of the Company have been duly and validly authorized and issued. The outstanding shares of Common Stock are fully paid and non-assessable. To the knowledge of such counsel, except as set forth in the Offering Documents, no holder of any of the Company's securities has any rights, "demands", "piggyback" or otherwise, to have such securities registered or to demand the filing of a registration statement.

Except as described in the Offering Documents, to the knowledge of such counsel there are no preemptive or other rights to subscribe for or purchase, or restrictions upon the voting or transfer of, any shares of Common Stock of the Company, under the Certificate of Incorporation or Bylaws of the Company or under the general corporate law of the State of Texas, or, to the knowledge of such counsel, under any agreement or other outstanding instrument to which the Company is a party or by which it is bound.

    The Units have been duly authorized and are and in the case of the Warrant Shares, will be, upon the exercise of and payment therefor, validly issued, fully paid and non-assessable and the holders thereof are not and will not be subject to personal liability solely by reason of being such holders; and all corporate action required to be taken for the authorization, issue and sale of such securities has been duly and validly taken; the Warrants constitute, valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the shares of Common Stock of the Company covered by the exercise provisions thereof, and the certificates representing the Units are in due and proper form.

                 (iv) Neither the execution, delivery or performance by the Company of this Agreement or the Warrant Agreement, nor compliance with the terms hereof or thereof, or the consummation of the transactions herein or therein contemplated, has, or will, (i) conflict with, result in a breach of, or constitute a default under the articles of Incorporation or By-Laws of the Company, or to the best of such counsel's knowledge, any material contract, instrument, agreement or document which the Company is a party, or by which the properties of the Company is bound; (ii) to the knowledge of such counsel, violate in a material way any existing applicable (other than those pertaining to environmental matters), judgment, order of decree of any governmental agency of court, domestic or foreign, having jurisdiction over the Company or any of its properties or business; or (iii) to the knowledge of such counsel, have any material adverse effect on any permit, certificate, registration, approval, consent, license or franchise necessary for the Company to own or lease and operate any of its properties and to conduct its business or the ability of the Company to make use thereof.

                 (v) To such counsel's knowledge, no approval or consent of any court, board, governmental agency, instrumentality or authority of the United States or of any state having jurisdiction or authority over the Company, or of any third party, not duly obtained (other than any approval or consent required under any federal or state securities laws) is required for the valid authorization, issuance, sale and delivery of the Shares, the Warrants or the Warrant Shares and the consummation of the transactions contemplated by this Agreement or the Warrant Agreement;

                 (vi) To such counsel's knowledge, except as set forth in the Offering Documents, there are no claims, actions, suits, hearings, investigations, inquiries or proceedings of any kind or nature, before or by any court, governmental authority, tribunal or instrumentality pending or threatened against or affecting the Company or involving the properties of the Company which might materially and adversely affect the business, properties or financial position of the Company, or which might adversely affect the transactions or other acts contemplated by this Agreement and the Warrant Agreement or the validity or enforceability of this Agreement and the Warrant Agreement.

                 (vii) To the best of such counsel's knowledge, the issuance of the Units or the Warrant Shares pursuant to the Offering will not give any holder of any of the Company's outstanding options, warrants or other convertible securities or rights to purchases shares of the Company's Common Stock, the right to purchase any additional shares of Common Stock and/or the right to purchase Common Stock at a reduced price; and

    In addition, counsel's opinion can contain language to the following effect.

         1. Please be advised that when in the following opinion we have made statements "to our knowledge" we have made such statements based upon certificates and inquiries of the Company's directors, officers or employees with respect to such matters as we deemed appropriate, the representations and warranties of the Company in this Agreement, and our review of such contracts, commitments, permits, certificates, registrations, consents, licenses and other agreements, instruments and documents as have been provided to us by the Company. Nothing has come to our attention that would cause us to believe that we should not be able to rely on the above-described information by or on behalf of the Company.

         2. To the extent that we opine as to the enforceability of any agreement, (i) the enforceability thereof may be limited by bankruptcy or other laws now or hereafter in effect relating to or affecting creditors' rights generally, (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceedings therefor may be brought, and (iii) the enforceability of the indemnification and contribution provisions in the agreement may be limited by the state and federal securities laws and public policy.

         (b) At the Closing and each additional Closing, as the case may be, the Placement Agent shall have received a certificate of the chief executive officer and of the chief financial officer of the Company, dated the Closing Date or such Additional Closing Date, as the case may be, to the effect that, as of the date of this Agreement and as of the Closing Date or such Additional Closing Date, as the may be, the representations and warranties of the Company contained herein were and are accurate, and that as of the Closing Date or such Additional Closing Date, as the case may be, the obligations to be performed by the Company hereunder on or prior thereto have been fully performed.

         (c) All proceedings taken in connection with the issuance, sale, and delivery of the Units shall be reasonably satisfactory in form and substance to you and your counsel.

         (d) There shall not have occurred, at any time prior to the Closing or, if applicable, the Additional Closing, as the case may be, (i) any domestic or international event, act, or occurrence which has materially disrupted, or in your opinion will in the immediate future materially disrupt, the securities markets; (ii) a general suspension of, or a general limitation on prices for, trading in securities on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market;
(iii) any outbreak of major hostilities or other national or international calamity; (iv) any banking moratorium declared by a state or federal authority;
(v) any moratorium declared in foreign exchange trading by major international banks or other persons; (vi) any material interruption in the mail service or other means of communications within the United States; (vii) any material adverse change in the business, properties, assets, results of operations, or financial condition of the Company; or (viii) any change in the market for securities in general or in political, financial or economic conditions which, in your reasonable business judgment, makes it inadvisable to proceed with the offering, sale, and delivery of the Units.

         (e) The Placement Agent shall have received from the Company an executed Mergers and Acquisition Agreement in the form of Exhibit 6(e)(i) hereto and the executed Lock Up Agreements (as defined in Section (7) (a) (xv) below).

    Any certificates or other documents signed by any officer of the Company and delivered to you or to your counsel shall be deemed a representation and warranty by the Company hereunder as to the statements made therein. If any condition to your obligations hereunder has not been fulfilled as and when required to be so fulfilled, you may terminate this Agreement or, if you so elect, in writing waive any such conditions which have not been fulfilled or extend the time for their fulfillment. In the event that you elect to terminate this Agreement, you shall notify the Company of such election in writing. Upon such termination, neither party shall have any further liability or obligation to the other except as provided for in this Agreement.

    7.   Covenants.

         (a) Covenants of the Company. The Company covenants to the Placement Agent that it will:

                 (i) Notify you immediately, and confirm such notice in writing, (A) when any event shall have occurred during the period commencing on the date hereof and ending on the later of the Closing Date, the expiration of the Offering Period, and the last Additional Closing date (if any) as a result of which the Offering Documents would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) of the receipt of any notification with respect to the modification, rescission, withdrawal, or suspension of the qualification or registration of the Units, or of an exemption from such registration or qualification, in any jurisdiction. The Company will use its best efforts to prevent the issuance of any such modification, rescission, withdrawal, or suspension and if any is issued and you so request, to obtain the lifting thereof as promptly as possible.

                 (ii) Not make any supplement or amendment to the Offering

Documents unless you shall have approved of such supplement or amendment in writing. If, at any time during the period commencing on the date hereof and ending on the later of the Closing Date, the expiration of the Offering or the last Additional Closing Date (if any), any event shall have occurred as a result of which the Offering Documents contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or if, in the opinion of counsel to the Company or counsel to the Placement Agent, it is necessary at any time to supplement or amend the Offering Documents to comply with the Act, Reg. D, or any applicable securities or "blue sky" laws, the Company will promptly prepare an appropriate supplement or amendment (in form and substance satisfactory to you) which will correct such statement or omission or which will effect such compliance.

                 (iii) Deliver without charge to the Placement Agent such number of copies of the Offering Documents and any supplement or amendment thereto as may reasonably be requested by the Placement Agent.

                 (iv) Not solicit any offer to buy or offer to sell Units by any form of general solicitation or advertising, including, but not limited to, any advertisement, article, notice, or other communication published in any newspaper, magazine, or similar medium or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or advertising.

                 (v) Use its best efforts to qualify or register the Units for offering and sale under, or establish an exemption from such qualification or registration under, the securities or "blue sky" laws of such jurisdiction as you may reasonably request; provided, however that the Company shall not be obligated to qualify as a dealer in securities in any jurisdiction in which it is not so qualified. The Company will not consummate any sale of Units in any jurisdiction or in any manner in which such sale may not be lawfully made.

                 (vi) At all times during the period commencing on the date hereof and ending on the later of the Closing Date, the expiration of the Offering Period and the last Additional Closing Date (if any), provide to each Subscriber on request, such information (in addition to that contained in the Offering Documents) concerning the Offering, the Company, and any other relevant matters, as it possesses or can acquire without unreasonable effort or expense, and to extend to each Subscriber, the opportunity to ask questions of, and receive answers from the Company concerning the terms and conditions of the Offering and the business of the Company and to obtain any other additional information, to the extent it possesses the same or can acquire it without unreasonable effort or expense, as such Subscriber may consider necessary in making an informed investment decision in order to verify the accuracy of the information furnished to such Subscriber.

                 (vii) Before accepting any subscription to purchase Units, or making any sale to, any Subscriber, have reasonable grounds to believe that
(A) such Subscriber meets the suitability requirements for investing in the Units set forth in the Offering Documents, and (B) such Subscriber is a "qualified investor" as described in the Offering Documents.

                 (viii) Notify you promptly of the acceptance or rejection of any subscription.

                 (ix) File five copies of a Notice of Sales of Securities on Form D with the Commission no later than 15 days after the first sale of the Units and file a notice on Form D with the Commission no later than 30 days after the last sale of Units. The Company shall file promptly such amendments to such Notices on Form D as shall become necessary and shall also comply with any filing requirement imposed by the laws of any state or jurisdiction in which offers and sales of Units are made. The Company shall furnish you with copies of all such filings.

                 (x) Place the following legend on all certificates representing the Shares sold pursuant to this Offering:

             "The Securities represented hereby have not been registered under the Securities Act of 1933, as amended or any state securities laws and neither the securities nor any interest therein may be offered, sold, transferred, pledged, or otherwise disposed of except pursuant to an effective registration statement under such act or such law which, in the opinion of counsel for the holder, which counsel and opinion are reasonably satisfactory to counsel for this corporation, is available".

                 (xi) Not, directly or indirectly, engage in any act or activity which may jeopardize the status of the Offering as exempt transactions under the Act or under the securities or "blue sky" laws of any jurisdiction in which the Offering may be made. Without limiting the generality of the foregoing, and notwithstanding anything contained herein to the contrary, the Company shall not, during the six months following completion of the offering,
(A) directly or indirectly, engage in any offering of securities which, if integrated with the Offering in the manner prescribed by Rule 502(a) of Regulation D and applicable releases of the Commission, may jeopardize the status of the Offering as exempt transactions under Regulation D or (B) engage in any offering of securities, without the opinion of counsel to the Placement Agent, to the effect that such offering would not result in integration with this Offering, or if integration would so result, that such integration would not jeopardize the status of this Offering as an exempt transaction under Regulation D.

                 (xii) Apply the net proceeds from the sale of the Units for the purposes set forth under the caption "Use of Net Proceeds" in the Offering Documents in substantially the manner indicated thereunder.

                 (xiii) Not, during the period commencing on the date hereof and ending on the later of the Closing Date, the expiration of the Offering Period, and the last Additional Closing Date (if any),. issue any press release or other communication, or hold any press conference with respect to the Company, its financial condition, results of operations, business, properties, assets or liabilities, or the Offering, without your prior written consent.

                 (xiv) For a period of five years after the date hereof, furnish you, without charge, the following:

             (A) within 90 days after the end of each fiscal year, copies of financial statements certified by independent certified public accountants, including a balance sheet, statement of income, and statement of cash flows of the Company and its then existing subsidiaries, with supporting schedules, prepared in accordance with generally accepted accounting principles, as at the end of such fiscal year and for the 12 months then ended, which may be on a consolidated basis, and, within 45 days after the end of each fiscal quarter, copies of unaudited interim financial statements, as at the end of such quarter and for the three months then ended.

             (B) as soon as practicable after they have been sent to stockholders of the Company or filed with the Commission, copies of each annual and interim financial and other report or communication sent by the Company to its stockholders or filed with the Commission; and

             (C) as soon as practicable, copies of every press release and every material news item and article in respect of the Company or its affairs which was released by the Company.

                 (xv) On or before the Closing Date provide the Placement Agent with true copies of duly executed, legally binding and enforceable agreements pursuant to which for a period of not less than 24 months after the later of the Closing Date or the last Additional Closing Date, if any, each Lee Sanders and Paul Lubomirski agrees that he will not, directly or indirectly issue, offer to sell, sell grant an option for the sale of, assign, transfer, pledge, hypothecate or otherwise encumber or dispose of any such securities (either pursuant to Rule 144 of the Rules and Regulations or otherwise) or dispose of any beneficial interest therein without the prior written consent of the Placement Agent (collectively, the "Lock-up Agreements"). During the five year period commencing with the Closing Date, the Company shall not issue any securities under Regulation S and will not, without prior written consent of the Placement Agent, sell, contract or offer to sell, issue, transfer, assign, pledge, distribute or otherwise dispose of, directly or indirectly, any debt security of the Company or any shares of Common Stock or any options, rights or warrants with respect to any shares of Common Stock (other then as described in the Offering Documents). The Company shall use its reasonable efforts to cause any sale of its shares through Rule 144 by Lee Sanders and Paul Lubomirski to be executed through the Placement Agent. On or before the Closing Date, the Company shall cause the placing of appropriate legends on the certificates representing the securities subject to the Lock-up Agreements and to place appropriate stop transfer orders on the Company's ledgers.

                 (xvi) Take all necessary actions to insure that for a period of three (3) years after the Closing Date the Placement Agent shall have the right to designate, one (1) individual for election to the Company's Board of Directors ("Board") and if the Placement Agent exercises such right by written notice to the Company, the Company shall cause the individual designated by the Placement Agent to be elected to the Board. In the event the Placement Agent shall not have designated such individual to be elected to the Board at the time of any meeting of the Board or such person is unavailable to serve, the Company shall notify the Placement Agent of each meeting of the Board and an individual designated by the Placement Agent shall be permitted to attend all meetings of the Board and to receive all notices and other correspondence and communications sent by the Company to members of the Board. Such individual shall be reimbursed for all out-of-pocket expenses incurred in connection with his or her service on, or attendance at meetings of, the Board. The Company shall provide its outside directors with compensation in the form of cash and/or options on its Common Stock as deemed appropriate and similar for similar companies.

                 (xvii) Grant and hereby does grant to the Placement Agent a right of first refusal on the terms and subject to the conditions set forth in this subsection (xvii), for a period of five years from the Closing Date, to purchase for its account or to sell for the account of the Company or its present or future subsidiaries, any securities of the Company or any of its present of future subsidiaries, with respect to which the Company or any of its present of future subsidiaries may seek a public or private sale. The Company, for a period of five years from the Closing Date, will consult, and will cause such present or future subsidiaries to consult with the Placement Agent with regard to any such offering or placement and will offer, or cause any of its present or future subsidiaries to offer, to the Placement Agent the opportunity, on terms not more favorable to the Company or such present or future subsidiaries than they can secure elsewhere, to purchase or sell any such securities. If the Placement Agent fails to accept in writing such proposal made by the Company or any of its present or future subsidiaries within fifteen business days after receipt of a notice containing such proposal, then the Placement Agent shall have no further claim or right with respect to the proposal contained in such notice. If, thereafter, such proposal is materially modified, the Company shall again consult, and cause each present or future subsidiary to consult, with the Placement Agent in connection with such modification and shall in all respects have the same obligations and adopt the same procedures with respect to such proposal as are provided hereinabove with respect to the original proposal.

    8. Expenses of Offering. The Company shall be responsible for, and shall pay, all expenses directly and necessarily incurred by it in connection with the Offering, including, but not limited to, the costs of preparing, printing, and filing where necessary, the Offering Documents and all amendments and supplements thereto; registrar, warrant and transfer agent fees, advertising costs and expenses if deemed desirable (i.e. Tombstone on the Wall Street Journal and other appropriate publications), "road show" and information meetings and presentation costs, Company counsel and accounting fees, issue and transfer taxes, if any, any fees relating to the retention of the Bank as escrow agent and Blue Sky filing and counsel fees. In this connection, Blue Sky applications shall be made in such states and jurisdictions as shall be requested by the Placement Agent (provided that such states and jurisdictions do not require the Company to qualify as a foreign corporation or to file a general consent to service of process). In the event the Offering is not completed due to the Company's actions or failures to take such actions as the Placement Agent believes are reasonably required to complete the Offering contemplated herein or due to a material adverse change in the Company's business or financial results, prospects or condition or to adverse market conditions, then the Company shall promptly reimburse the Placement Agent for its actual out-of-pocket expenses not to exceed $50,000.

    9.   Indemnification and Contribution.

             (a) Indemnification by the Company. The Company agrees to indemnify and hold harmless the Placement Agent and each person, if any, who controls the Placement Agent within the meaning of the Securities Act and/or 1934 Act against any losses, claims, damages or liabilities, joint or several, to which the Placement Agent or such controlling person may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or action in respect thereto arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained
(A) in the Offering Documents, or (B) in any Blue Sky application or other document executed by the Company specifically for Blue Sky purposes or based upon any other written information furnished by the Company or on its behalf to any state or other jurisdiction in order to qualify any or all of the Units under the securities laws thereof (any such application, document, or information being hereinafter called "Blue Sky Application"), or (ii) the omission or alleged omission by the Company to state in the Offering Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and will reimburse the Placement Agent and each such controlling person for any legal or other expenses reasonably incurred by the Placement Agent or such controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the company by the Placement Agent in preparation of the Offering Documents or any such Blue Sky Application; (ii) any failure by the Placement Agent to be registered or be in good standing as a broker dealer in any jurisdiction in which Units are sold or to comply with the terms of the Blue Sky Survey; or (iii) any written misrepresentation made to a Subscriber by the Placement Agent or its agents not included in the Offering Documents and made by means other than the mere delivery of the Offering Documents to a Subscriber (collectively, (i), (ii), and (iii), above are referred to as the "Non-Indemnity Events").

             (b) Indemnification by the Placement Agent. The Placement Agent agrees to indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise insofar as such losses, claims, damages or liabilities (or action in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained
(A) in the Offering Document, or (B) in any Blue Sky application, or (ii) the omission or alleged omission by the Company to state in the Offering Documents or in any Blue Sky Application a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; but in each case, only if and to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use with reference to the Placement Agent in the preparation of the Offering Document or any such Blue Sky application; or (iii) any other Non-Indemnity Event; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such loss, claim, damage, liability or action; provided that such loss, claim, damage, liability is found ultimately to arise out of or be based upon the circumstances described in clauses (i), (ii), or (iii) of this Section 9(b).

             (c) Procedure. Promptly after receipt by an indemnified party under this Section 9 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 9, notify in writing the indemnifying party of the commencement thereof; and the omission so to notify the indemnifying party will relieve the indemnifying party from any liability under this Section 9 as to the particular item for which indemnification is then being sought, but not from any other for which it may have to be an indemnified party. In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may wish, jointly with any other indemnifying party, similarly notified, to assume the defense thereof, with counsel who shall be to the reasonable satisfaction of such indemnified party, and after notice from the indemnifying party to such indemnifying party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this paragraph 9 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. Any such indemnifying party shall not be liable to any such indemnified party on account of any settlement of any claim or action effected without the consent of such indemnifying party.

             (d) Contribution.  If the indemnification provided for in this
Section 9 is unavailable to any indemnified party in respect to any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, will contribute to the amount paid or payable by such indemnified party, as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, from the Offering,
(ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above, but also the relative fault of the Company on one hand, and of the Placement Agent on the other hand in connection with statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand, and the Placement Agent on the other hand, shall be deemed to be in the same proportion as the total proceeds from the Offering (net of sales commissions, but before deducting expenses) received by the Company, bear to the commissions received by the Placement Agent. The relative fault of the Company on the one hand, and the Placement Agent on the other hand, will be determined with reference to, among other things, whether the untrue or alleged untrue statement of material fact or the omission to state a material fact relates to information supplied by the Company, and its relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

             (e) Attorneys' Fees.  The amount payable by a party under this
Section 9 as a result of the losses, claims, damages, liabilities or expenses referred to above will be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim.

    10. Termination by Placement Agent. The Placement Agent will have the right to terminate this Agreement by giving written notice as herein specified, at any time, at or prior to the Closing Date (i) if the Company shall have failed, refused, or been unable to perform any of its obligations hereunder, or breached any of its representations or warranties hereunder and such failure, refusal, inability or breach has not cured promptly after notice; or (ii) if, in the Placement Agent's opinion, there has occurred an event materially and adversely affecting the Company.

    11. Notices. Any notice hereunder shall be in writing and shall be effective when delivered in person or by facsimile transmission, or mailed by certified mail or private courier service, postage prepaid, return receipt requested, to the appropriate parties, at the following addresses: if to the Placement Agent, to RAS Securities Corp, 2 Broadway, New York, New York 10004,
Attn: Eric Bashford; if to the Company, to 1327 Empire Central, Suite 260, Dallas, Texas 75247 Attn: Lee Sanders with a copy to Daryl Robertson located at Bracewell & Patterson, L.L.P., 4000 Lincoln Plaza, Dallas, Texas 75201, or in each case, to such other address as the parties may hereinafter designate by like notice.

    12. Parties. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns, Neither party may assign this Agreement or its obligations hereunder without the prior written consent of the other party. This Agreement is intended to be, and is for the sole and exclusive benefit of the parties hereto and the persons described in Section 9(a) and 9(b) hereof, and their respective successors and assigns, and for the benefit of no other person, and no other person will have any legal or equitable right, remedy or claim under, or in respect of this Agreement.

    13. Amendment and/or Modification. Neither this Agreement, nor any term or provision hereof, may be changed, waived, discharged, amended, modified, or terminated orally, or in any manner other than by an instrument in writing signed by each of the parties hereto.

    14. Further Assurances. Each party to this Agreement will perform any and all acts and execute any and all documents as may be necessary and proper under the circumstances in order to accomplish the intents and purposes of this Agreement and to carry out its provisions.

    15. Validity. In case any term of this Agreement will be held invalid, illegal or unenforceable, in whole or part, the validity of any of the other terms of this Agreement will not in any way be affected thereby.

    16. Waiver of Breach. The failure of any party hereto to insist upon strict performance of any covenants and agreements herein contained, or to exercise any option or right herein conferred in any one or more instances, will not be construed to be a waiver or relinquishment of any such option or right, or of any other covenants or agreements, and the same will be and remain in full force and effect.

    17. Entire Agreement. This Agreement contains the entire agreement and understanding of the parties with respect to the subject matter hereof and thereof, respectively, and there are no representations, inducements, promises or agreements, oral or otherwise, not embodied in this Agreement. Any and all prior discussions, negotiations, commitments and understanding relating to the subject matter of these agreements are superseded by this Agreement.

    18. Counterparts. This Agreement may be executed in counterparts and each of such counterparts will for all purposes be deemed to be an original, and such counterparts will together constitute one and the same instrument.

    19. Law. This Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and all other respects by internal laws of the State of New York. The Company (i) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York. The Company further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York Supreme Court, County of New York, or in the United States District Court for the Southern District of New York and agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it any suit, action or proceeding.

    20. Representations and Agreements to Survive Delivery. All representations, warranties, covenants and agreements contained in this Agreement shall be deemed to be representations, warranties, covenants and agreements at the Closing Date and, if applicable, any

Additional Closing Date, and such representations, warranties, covenants and agreements, including the indemnity and contribution agreements contained in
Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Placement Agent or any indemnified person, or by or on behalf of the Company or any person or entity which is entitled to be indemnified under Section 9, and shall survive termination of this Agreement or the issuance, sale and delivery of the Units. In addition, notwithstanding any election hereunder or any termination of this Agreement, and whether or not the terms of this Agreement are otherwise carried out, the provisions of Sections 8, 9, 12, and 20 shall survive termination of this Agreement and shall not be affected in any way by such election or termination or failure to carry out the terms of this Agreement or any part thereof.

    If you find the foregoing is in accordance with our understanding, kindly sign and return to us a counterpart hereof, whereupon this instrument along with all counterparts will become a binding agreement between us.

                              Very truly yours,

                              AVIATION GROUP, INC.


                              By: /s/ LEE SANDERS
                                 --------------------------------------------
                                  Lee Sanders, President

AGREED:

RAS SECURITIES CORP.


By:/s/ ROBERT A. SCHNEIDER
   -------------------------------
   Robert A. Schneider, Chairman